Exhibit 10.7
AMENDMENT NO. 10 TO MASTER REPURCHASE AGREEMENT
This Amendment No. 10 to the Master Repurchase Agreement, dated as of June 27, 2023 (this “Amendment”), is among JPMorgan Chase Bank, National Association (the “Buyer”), Nationstar Sub 1J LLC (the “Seller”), Nationstar REO Sub 1J LLC (the “REO Subsidiary”, and together with Seller, the “Seller Parties”), and Nationstar Mortgage LLC (the “Guarantor”).
RECITALS
The parties hereto entered into that certain Master Repurchase Agreement, dated as of May 17, 2019 (as amended, restated, supplemented, or otherwise modified prior to the date hereof, the “Existing Repurchase Agreement”; and as amended by this Amendment, the “Master Repurchase Agreement”). The Guarantor is party to that certain Guaranty, dated as of May 17, 2019 (as amended, restated, supplemented, or otherwise modified from time to time, the “Guaranty”), made by the Guarantor in favor of the Buyer. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.
The parties hereto have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required on the date hereof the Guarantor to ratify and affirm the Guaranty.
Accordingly, the parties hereto hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:
SECTION 1.Amendment to the Existing Repurchase Agreement. Effective as of the date hereof, the Existing Repurchase Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Exhibit A hereto. The parties hereto further acknowledge and agree that Exhibit A constitutes the Repurchase Agreement.
SECTION 2.Conditions Precedent. This Amendment shall be effective as of the date hereof, subject to the delivery of this Amendment, executed and delivered by duly authorized officers of the parties hereto.
SECTION 3.Representations and Warranties.  Each Seller Party and Guarantor hereby represents and warrants to the Buyer that as of the date hereof it is in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement, on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and each Seller Party and Guarantor hereby confirms and reaffirms, solely with respect to itself and as applicable, the representations and warranties contained in Section 13 of the Existing Repurchase Agreement.
SECTION 4.Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5.Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Counterparts may be delivered electronically. Facsimile, documents executed, scanned and transmitted electronically and electronic signatures shall be deemed original signatures for purposes of this Amendment and all matters related thereto, with such facsimile, scanned and electronic signatures having the same legal effect as original signatures. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers, as long as such service providers use system logs and audit trails that establish a temporal and process link between the presentation of identity documents and the electronic signing, together with identifying information that can be used to verify the electronic signature and its attribution to the signer’s identity and evidence of the signer’s agreement to conduct the transaction electronically and of the signer’s execution of each electronic signature.
SECTION 6.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 7.Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL GOVERN).
SECTION 8.Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty.
[SIGNATURE PAGES FOLLOW]
IN WITNESS WHEREOF, the parties have caused their name to be duly signed to this Amendment by their respective officers thereunto duly authorized, all as of the date first above written.

BUYER: JPMORGAN CHASE BANK, NATIONAL ASSOCIATION By: /s/ Jonathan Davis Name: Jonathan Davis Title: Executive Director
GUARANTOR: NATIONSTAR MORTGAGE LLC By: /s/ Pedro Alvarez Name: Pedro Alvarez Title: Treasurer
SELLER: NATIONSTAR SUB 1J LLC By: /s/ Pedro Alvarez Name: Pedro Alvarez Title: Treasurer
REO SUBSIDIARY: NATIONSTAR REO SUB 1J LLC By: /s/ Pedro Alvarez Name: Pedro Alvarez Title: Treasurer

Exhibit A

REPURCHASE AGREEMENT

(Attached)